UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of earliest event reported): October 1, 2007
LIME ENERGY CO.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of	(Commission File #)	(IRS Employer Identification No.)
incorporation)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Second Amendment to Employment Agreement with David R. Asplund
Amendment to Employment Agreement
Amendment to Employment Agreement with Jeffrey R. Mistarz

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 1, 2007, Lime Energy Co. (the “Registrant”) entered into amended employment agreements with Mr. David Asplund, its Chief Executive Officer, Mr. Daniel Parke, its President and Chief Operating Officer and Mr. Jeffrey Mistarz, its Chief Financial Officer, Executive Vice President and Treasurer (the “Executives”) to extend each of the existing employment contacts of the Executives until December 31, 2010.
     In connection with the extension of the Executives’ employment agreements, the Registrant granted the Executives the following stock options:

Number of Common Shares
Underlying Options
David Asplund	750,000
Daniel Parke	1,000,000
Jeffrey Mistarz	250,000
     The options vest ratably at the end of 2008, 2009 and 2010, have terms of ten years and exercise prices of $1.59, the closing price of the Registrants’ stock on October 1, 2007, the date the amendments were finalized, approved by the Registrant’s Compensation Committee and executed by the Executives.
     The description of the amendments is not intended to be complete and is qualified in its entirety by the complete text of the amendments copies of which are attached as exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
10.1	Second Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and David R. Asplund.

10.2	Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and Daniel W. Parke.

10.3	Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and Jeffrey R. Mistarz.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIME ENERGY CO.
Dated: October 2, 2007	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and David R. Asplund.

10.2	Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and Daniel W. Parke.

10.3	Amendment to Employment Agreement dated October 1, 2007 between Lime Energy Co. and Jeffrey R. Mistarz.